Impact of the Covid-19 pandemic and oil price decline (Tables)	6 Months Ended
Jun. 30, 2020
Impact of the Covid-19 pandemic and oil price decline [abstract]
Commodity price sensitivity [text block]
Commodity price sensitivity	30 June 2020		31 December 2019
(in USD million)	- 50%	+ 100%	- 30%	+ 30%

Crude oil and refined products net gain/(losses)	80	(169)	569	(563)
Natural gas and electricity net gains/(losses)	187	496	(33)	49